Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Dominion Energy South Carolina, Inc. (the “Company”), certify that:

1.

the Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (the “Report”), of the Company to which this certification is an exhibit fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2019, and for the period then ended.

/s/ P. Rodney Blevins
P. Rodney Blevins President & Chief Executive Officer – Southeast Energy Group November 4, 2019

/s/ James R. Chapman
James R. Chapman Executive Vice President and Chief Financial Officer November 4, 2019